UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 15, 2007
(Date of earliest event reported)

WESTAFF, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

000-24990	94-1266151
(Commission File Number)	(I.R.S. Employer Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598
(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

On August 21, 2007, the Company issued a press release to announce its financial results for the third quarter of fiscal 2007.  A copy of the press release dated August 21, 2007, reporting such results, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 15, 2007, Jack D. Samuelson announced at the Company’s Board Meeting that, after 13 years of service, he is resigning as a Director effective November 1, 2007 due to personal reasons.  Mr. Samuelson will continue to conduct his duties until the effective date of his resignation.  A copy of Mr. Samuelson’s resignation notice is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On August 21, 2007, the Company announced the appointment of Don K. Rice to its Board of Directors effective November 1, 2007, to fill the vacancy created by Mr. Samuelson’s resignation.  Mr. Rice will service as a Class III Director whose term expires at the Company’s 2008 annual meeting, at which time he will stand for election.

As a non-employee Director of the Company, Mr. Rice will receive an annual fee of $12,000, a fee of $1,000 per Board of Directors meeting attended in person, a fee of $500 per Board of Directors meeting attended telephonically and reimbursement for travel expenses incurred in connection with attending Board of Directors meetings.  In addition, Mr. Rice is eligible to participate in the Company’s 2006 Non-Employee Director Option Program.  Under this plan, on the first business day after his appointment to the Board of Directors, Mr. Rice will be granted an option to purchase 3,000 shares of common stock (vesting 100% twelve months after the Date of the Award).

The Company will also enter into an Indemnification Agreement with Mr. Rice.  The description of the Indemnification Agreement is contained in the Company’s Registration Statement on Form S-1 dated April 30, 1996 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Document

10.1	Jack D. Samuelson’s Resignation Notice, dated August 17, 2007

99.1	Press Release, dated August 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTAFF, INC.

By:	/s/ Michael T. Willis
Michael T. Willis
President and Chief Executive Officer

Date:  August 21, 2007

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Jack D. Samuelson’s Resignation Notice, dated August 17, 2007

99.1	Press Release, dated August 21, 2007